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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): April 17, 2008

                  REINSURANCE GROUP OF AMERICA, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)

          MISSOURI                     1-11848                 43-1627032
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)        Identification Number)



          1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                    (Address of Principal Executive Office)



      Registrant's telephone number, including area code: (636) 736-7000



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 17, 2008, Reinsurance Group of America, Incorporated (the "Company") issued a press release announcing its earnings for the three-month period ended March 31, 2008 and providing certain additional information. The press release also notes that a conference call will be held on April 18, 2008 to discuss the financial and operating results for the three-month period ended March 31, 2008. A copy of the press release is furnished with this report as
Exhibit 99.1 and shall not be deemed filed pursuant to Instruction B.2 of Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As reported in the Company's Proxy Statement filed April 9, 2008, the 2008 compensation for David B. Atkinson, Executive Vice President and Chief Operating Officer, has been reduced to reflect the Company's accommodation of his interest toward a lesser role that will transition him to early retirement. Accordingly, effective May 1, 2008, Mr. Atkinson will relinquish his position as Chief Operating Officer and his day-to-day management responsibilities. The Company does not plan to name a replacement Chief Operating Officer.

Mr. Atkinson also will resign as Chairman, President and Chief Executive Officer of RGA Reinsurance Company ("RGA Re"), the Company's principal operating subsidiary, and will be elected Vice Chairman and Executive Vice President of RGA Re. Paul A. Schuster, Senior Executive Vice President of the Company, will be elected Chairman, President and Chief Executive Officer of RGA Re.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

         Exhibit No.      Exhibit
         -----------      -------

            99.1 Press Release of Reinsurance Group of America, Incorporated dated April 17, 2008

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REINSURANCE GROUP OF AMERICA,
                                        INCORPORATED

Date:  April 17, 2008                   By: /s/ Jack B. Lay
                                            -----------------------------------
                                            Jack B. Lay
                                            Senior Executive Vice President and
                                            Chief Financial Officer


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                                 EXHIBIT INDEX

         Exhibit No.      Exhibit
         -----------      -------

            99.1 Press Release of Reinsurance Group of America, Incorporated dated April 17, 2008.